UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2020
______________________________________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street, Euless, Texas 76039
(Address of principal executive offices, including Zip code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $.001	USCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Registrant's Current Report on Form 8-K (this “Amendment”) amends the Registrant's original Current Report on Form 8-K filed February 25, 2020. This Amendment files the pre-acquisition combined financial statements for privately-held Coram Materials Corp. and certain of its affiliates (collectively, “Coram”) and the unaudited pro forma condensed combined financial statements and related notes thereto, both of which are in connection with the Registrant's acquisition of Coram on February 24, 2020.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired

The following financial statements of Coram are being filed as an exhibit to this Amendment and are incorporated by reference herein:

Exhibit 99.1 — Coram's audited combined financial statements, including Report of Independent Registered Public Accounting Firm as of and for the year ended December 31, 2019.

(b) Unaudited Pro Forma Financial Statements

The U.S. Concrete, Inc. and Coram unaudited pro forma condensed combined balance sheet as of December 31, 2019 and the U.S. Concrete, Inc. and Coram unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated in this report by reference.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 includes Coram's results as if the acquisition had been completed as of January 1, 2019. The unaudited pro forma condensed combined balance sheet as of December 31, 2019 is presented as if the acquisition had been completed on December 31, 2019.

(d) Exhibits

Exhibit No.	Exhibit Description
23.1	Consent of Grassi & Co., CPAs, P.C., Independent Registered Public Accounting Firm.
99.1	Audited combined financial statements of Coram Materials Corp. and Affiliates as of and for the year ended December 31, 2019 and Report of Independent Registered Public Accounting Firm thereon.
99.2	Unaudited pro forma condensed combined financial statements and explanatory notes for U.S. Concrete, Inc. as of and for the year ended December 31, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date:	May 8, 2020	By:	/s/ Gibson T. Dawson
Gibson T. Dawson
Vice President, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)